UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 23, 2005
RELIANT ENERGY, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-16455	76-0655566
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1000 Main Street
Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 497-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On November 23, 2005, Mr. James B. Robb resigned as Senior Vice President, Retail Marketing of Reliant Energy, Inc. Pursuant to an amendment to Mr. Robb’s severance agreement entered into on November 29, 2005, Mr. Robb’s voluntary resignation will be treated as a “Covered Termination” under the agreement. The amendment effected no other changes to Mr. Robb’s severance agreement. On an interim basis, Mr. Joel V. Staff, our Chairman and Chief Executive Officer, has assumed the responsibilities of Mr. Robb over our retail energy business.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANT ENERGY, INC. (Registrant)
Date: November 29, 2005	By:	/s/ Thomas C. Livengood
Thomas C. Livengood
Senior Vice President and Corporate Controller

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